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                              SECOND AMENDMENT
                                      TO
                           ACTIVE VOICE CORPORATION
                            1998 STOCK OPTION PLAN

     THIS SECOND AMENDMENT is adopted effective as of October 21, 1999 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").

                                   RECITALS

     A. The Company has adopted the Active Voice Corporation 1998 Stock Option Plan (the "Plan").

     B. The Plan has been amended by that First Amendment thereto, effective as of June 22, 1999.

     C.   The Company desires to further amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Section 4.1 of the Plan is hereby amended by substituting "one million (1,000,000)" in place of "six hundred thousand (600,000)".

     2. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Second Amendment has been executed as of the Amendment Date.

                                        ACTIVE VOICE CORPORATION


                                        By  /s/ Frank J. Costa
                                          -------------------------------------
                                          Frank J. Costa
                                          President and Chief Executive Officer